UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AWI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 28, 2023, the Board of Directors of Armstrong World Industries, Inc. (the “Company”), following the recommendation of the Company’s Management Development & Compensation Committee, approved the grant of a Long-Term Time-Based Restricted Stock Unit Grant to Victor D. Grizzle, the Company’s President and Chief Executive Officer, effective April 28, 2023, with a grant date fair value of $5 million (the “Award”) under the Company’s Equity and Cash Incentive Plan. The Award is intended to incentivize Mr. Grizzle to continue his service with the Company for at least three more years. As this award is a special one-time equity retention award, it is not part of Mr. Grizzle’s regular annual compensation.

The Award is composed of time-based restricted stock units with respect to 72,823 shares of the Company’s common stock. The Award will vest in full on April 28, 2026 (the “Vesting Date”), subject to Mr. Grizzle’s continued service as the Company’s President and Chief Executive Officer through the Vesting Date. Additionally, in the event of Mr. Grizzle’s Involuntary Termination, including Good Reason (as such terms are defined in the Award) prior to the Vesting Date, the Award and any accrued dividends with respect to the underlying shares will accelerate and vest in full. The Award and any accrued dividends with respect to the underlying shares will accelerate and vest pro-rata based on the period of employment in the event of death or Long-Term Disability (as defined in the Award) prior to the Vesting Date.

The preceding description of the Award is only a summary and is qualified in its entirety by the terms of the Form of 2023 Long-Term Time-Based Restricted Stock Unit Grant, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No. 10.1	Form of 2023 Long-Term Time-Based Restricted Stock Unit Grant—Tier I (CEO) under the Armstrong World Industries, Inc. Equity and Cash Incentive Plan.

No. 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Austin K. So
Austin K. So
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: May 2, 2023

3